Deposits - Schedule of Maturities of Time Deposits (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Banking and Thrift [Abstract]
2017	$ 144,169
2018	9,562
2019	3,798
2020	369
2021	306
Total	$ 158,204	$ 111,020